Exhibit 10.4

SUBORDINATION AGREEMENT

      FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, and in consideration of the loans, advances, renewals or extensions now or hereafter made by FLEET NATIONAL BANK, a Bank of America company and a national bank organized under the laws of the United States with a place of business at 1155 Elm Street, Manchester, New Hampshire 03101 (the "Senior Creditor" or the "Bank"), directly or indirectly, to or for the benefit of PENNICHUCK CORPORATION, a New Hampshire corporation with a principal place of business at 25 Manchester Street, Merrimack, New Hampshire 03054 (the "Debtor"), PENNICHUCK WATER WORKS, INC., a New Hampshire corporation with a principal place of business at 25 Manchester Street, Merrimack, New Hampshire 03054 ("PWW") (PWW is also hereinafter on occasion referred to as the "Subordinated Creditor"), the Subordinated Creditor agrees with the Senior Creditor as follows:

      1.    The Subordinated Creditor represents to the Senior Creditor that the Debtor is indebted to the Subordinated Creditor in the amount and manner set forth on Schedule A hereto. The Subordinated Creditor further represents that said indebtedness has not heretofore been assigned to or subordinated in favor of any other person, firm or corporation, and that the Subordinated Creditor holds no security therefor.

      2.    The Subordinated Creditor hereby subordinates all present and future indebtedness of the Debtor to the Subordinated Creditor (the "Subordinated Debt") to any and all indebtedness now or hereafter owing by the Debtor to the Senior Creditor (the "Senior Debt") to the extent and in the manner hereinafter set forth, and the Subordinated Creditor agrees not to demand, accept or receive any payment in respect of the Subordinated Debt, or any collateral therefor, in contravention hereof:

      (a)   In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, relative to the Debtor or its creditors, as such, or to its properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the applicable Debtor, whether or not involving insolvency or bankruptcy, then the holders of the Senior Debt shall be entitled to receive payment in full of all of the Senior Debt before the holders of the Subordinated Debt are entitled to receive any payment on account of the Subordinated Debt, and to that end the holders of the Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Debt;

      (b)   In the event of any event of default under the Loan Agreement between the Debtor and the Senior Creditor dated as of the date hereof, as the same may hereafter be amended, modified or restated (the "Loan Agreement") or of any default in any other agreement of the Debtor with the Senior Creditor, and during the continuance thereof, no amount shall be paid, whether in cash, property, or securities or otherwise, in respect of the Subordinated Debt; and

(c) Subject to the provisions in (b) above, no amount shall be paid, whether in cash, property, securities or otherwise, in respect of the Subordinated Debt, except (i) for regularly

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scheduled payments of principal and interest at the current rate set forth in the documents evidencing the Subordinated Debt, or (ii) with the prior written consent of the Senior Creditor.

      3.    As security for the Senior Debt and in order to effectuate the foregoing subordination, the Subordinated Creditor hereby transfers and assigns to the Senior Creditor all claims or demands of the Subordinated Creditor against the Debtor, with full right on the part of the Senior Creditor, in its own name or in its name as attorney-in-fact for the Subordinated Creditor, to collect and enforce said claims by suit, proof of debt in bankruptcy or other liquidation, reorganization or insolvency proceedings or otherwise. The Subordinated Creditor will promptly deliver or cause to be delivered to the Senior Creditor all original promissory notes or other negotiable instruments evidencing the Subordinated Debt. All such promissory notes and other negotiable instruments evidencing any Subordinated Debt shall, at the option of the Senior Creditor, either be endorsed to the Senior Creditor or bear an appropriate legend referring to this Subordination Agreement and reciting that the payment of the Subordinated Debt evidenced thereby is subject to the provisions hereof.

      4.    The Subordinated Creditor agrees that, so long as any Senior Debt remains outstanding, the Subordinated Creditor will not institute any legal action or other proceedings for the collection of the Subordinated Debt. If, prior to the satisfaction of the Senior Debt and the termination of the obligations of the Senior Creditor to make loans to the Debtor under the Loan Agreement and the documents related thereto, the Subordinated Creditor receives any payment with respect to any of the Subordinated Debt (except for payments permitted under Section 2 hereof) or any security for or on account of the Subordinated Debt, the Subordinated Creditor shall forthwith deliver such payment or security to the Senior Creditor, in precisely the form received, except for such Subordinated Creditor's endorsement when necessary, for application on account of the Senior Debt and until so delivered, such payment or security shall be held in trust by the Subordinated Creditor as the property of the Senior Creditor. In the event of the failure of the Subordinated Creditor to endorse any instrument for the payment of money so received by the Subordinated Creditor, the Senior Creditor is irrevocably appointed attorney-in-fact for the Subordinated Creditor with full power to make such endorsement and with full power of substitution.

      5.    In order to carry out the terms and intent of this Subordination Agreement more effectively, the Subordinated Creditor will do all acts and execute all further instruments necessary or convenient to preserve for the Senior Creditor the benefits of this Subordination Agreement.

      6.    No action which the Senior Creditor, or the Debtor with the consent of the Senior Creditor, may take or refrain from taking with respect to any Senior Debt, or any note or notes representing the same, or any collateral therefor, including a waiver or release thereof, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Subordination Agreement or the obligations of the Subordinated Creditor hereunder.

7. No waiver shall be deemed to be made by the Senior Creditor of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance

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involved, and shall in no way impair or offset the rights of the Senior Creditor or the obligations of the Subordinated Creditor in any other respect or at any other time.

      8.    The Subordinated Creditor will not transfer, sell or otherwise dispose of any of the Subordinated Debt except to a transferee who agrees to become a party hereto and with the prior written consent of the Senior Creditor.

      9.    This Subordination Agreement shall be binding upon the Subordinated Creditor and the Debtor and their respective legal representatives, successors and assigns and shall inure to the benefit of the Senior Creditor and its legal representatives, successors and assigns (including without limitation any transferee of any Senior Debt). This Subordination Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New Hampshire. This Subordination Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

      10.    The Subordinated Creditor, to the extent that he or it may lawfully do so, hereby consents to the service of process, and to be sued, in the State of New Hampshire and consents to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the District of New Hampshire, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action, or other proceeding arising out of any of his or its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections he or it may have to the venue in any such courts.

11. This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New Hampshire (excluding the laws applicable to conflicts or choice of law).

      12.    THE BORROWER, THE SUBORDINATED CREDITOR AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER AND EACH SUBORDINATED CREDITOR HEREBY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, ENHANCED COMPENSATORY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH BORROWER AND

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EACH SUBORDINATED CREDITOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS AGREEMENT AND MAKE THE SENIOR DEBT.

Executed as of the 22nd day of March, 2005.

PENNICHUCK WATER WORKS, INC.

/s/ Sharen A. Weston	By: /s/ William D. Patterson

Witness	William D. Patterson, Its Duly
Authorized Vice President, Treasurer
and Chief Financial Officer

The undersigned Debtor hereby acknowledges notice of the within and foregoing Subordination Agreement and agree to be bound by all of the terms, provisions and conditions hereof.

PENNICHUCK CORPORATION

/s/ Sharen A. Weston	By: /s/ William D. Patterson

Witness	William D. Patterson, Its Duly
Authorized Vice President, Treasurer
and Chief Financial Officer

The foregoing Subordination Agreement is hereby accepted.

FLEET NATIONAL BANK

/s/ Camille Holton Di Croce	By: /s/ Mark L. Young

Witness	Mark L. Young, Its Duly
Authorized Senior Vice President

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STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 22nd day of March, 2005, by William D. Patterson, duly authorized Vice President, Treasurer and Chief Financial Officer of PENNICHUCK WATER WORKS, INC., a New Hampshire corporation, on behalf of the same.

/s/ Bonalyn J. Hartley

Justice of the Peace/Notary Public
My Commission Expires: November 19, 2008
Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 22nd day of March, 2005, by William D. Patterson, duly authorized Vice President, Treasurer and Chief Financial Officer of PENNICHUCK CORPORATION, a New Hampshire corporation, on behalf of the same.

/s/ Bonalyn J. Hartley

Justice of the Peace/Notary Public
My Commission Expires: November 19, 2008
Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 23rd day of March, 2005, by Mark L. Young, duly authorized Senior Vice President of FLEET NATIONAL BANK, a national bank organized under the laws of the United States, on behalf of same.

/s/ Camille Holton Di Croce

Justice of the Peace/Notary Public
My Commission Expires: January 23, 2007
Notary Seal

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SCHEDULE A
(to Subordination Agreement)

Name and Address		Outstanding
of Obligee	Description	Principal Amount

None At Present

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